                                                                    EXHIBIT 10.6


                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                 AMENDMENT NO. 4


     This Agreement, dated as of April 21, 1998, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the Credit Agreement dated as of June 6, 1996, among the Company, certain of its subsidiaries, the Lenders and the Agent (as amended, modified and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. AMENDMENT TO CREDIT AGREEMENT. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in
Section 3, Section 1.9 of the Credit Agreement is amended to read in its entirety as follows:

          "1.9. "B SHARE CONVERSION DATE" means the earlier of July 21, 1998 or such later date as determined in accordance with Section 2.2.3."

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to each of the Lenders that:

          3.1. NO DEFAULT. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

          3.2. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 8 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).

4. GENERAL. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successor and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.




THE PIONEER GROUP, INC.



By: /s/ William H. Keough
    ---------------------------------------------
    Title: Senior Vice President, Chief Financial
           Officer and Treasurer
60 State Street
Boston, Massachusetts 02109-1820


PIONEERING MANAGEMENT CORPORATION


By: /s/ William H. Keough
    ---------------------------------------------
    Title: Senior Vice President, Chief Financial
           Officer and Treasurer


PIONEER MANAGEMENT (IRELAND) LTD.


By: /s/ John F. Cogan, Jr.
    ---------------------------------------------
    Title: Chairman and President of
           The Pioneer Group, Inc.
60 State Street
Boston, Massachusetts 02109-1820


PIONEER FUNDS DISTRIBUTOR, INC.


By: /s/ William H. Keough
    ---------------------------------------------
    Title: Senior Vice President, Chief Financial
           Officer and Treasurer
60 State Street
Boston, Massachusetts 02109-1820


PIONEERING SERVICES CORP.


By: /s/ William H. Keough
    ---------------------------------------------
    Title: Senior Vice President, Chief Financial
           Officer and Treasurer
60 State Street
Boston, Massachusetts 02109-1820

BANKBOSTON, N.A.


By: /s/ Karen A. Gallagher
    --------------------------------
    Title: Vice President

Financial Institutions Division
100 Federal Street - 15th Floor
Boston, Massachusetts 02110
Telecopy: (617) 434-1537
Telex: 940581


THE BANK OF NEW YORK


By: /s/ David C. Britton
    --------------------------------
    Title: Vice President

One Wall Street, OWS-1
Securities Industry Division
New York, New York 10286
Telecopy: (212) 809-9575
Telex:


SOCIETE GENERALE


By: /s/ Woody Littlefield
    --------------------------------
    Title: Vice President

1221 Avenue of the Americas
New York, New York 10020
Telecopy: (212) 278-7153

STATE STREET BANK & TRUST COMPANY


By: /s/ Michael St. Jean
    --------------------------------
    Title: Vice President

225 Franklin Street, 8th Floor
Asset-Based Finance
Boston, Massachusetts 02110
Telecopy: (617) 338-4041


BANQUE NATIONALE DE PARIS


By: /s/ Laurent Vanderzyppe  /s/ William Shaheen
    --------------------------------------------
    Title: Vice President    Vice President

499 Park Avenue, 2nd Floor
New York, New York 10022
Telecopy: (212)) 415-9707


MELLON BANK, N.A.


By: /s/ Susan M. Whitewood
    --------------------------------
    Title: Vice President

One Mellon Bank Center
Mail Code: 1510370
Pittsburgh, Pennsylvania 15258
Telecopy: (412) 234-8087